                                                                    EXHIBIT 10.5

                          REPLACEMENT PROMISSORY NOTE

$50,000                                                           April 30, 1996
                                                           Palo Alto, California

     FOR VALUE RECEIVED, the undersigned, MICHAEL J. SCHALL, an individual (the "Maker"), promises to pay on April 30, 2006 to ESSEX PORTFOLIO, L.P., a California limited partnership ("Lender"), or order, at such place as the holder hereof may from time to time designate, the principal sum of FIFTY THOUSAND DOLLARS ($50,000), together with interest thereon from the date hereof (the "Effective Date") until paid at the rate of eight percent (8%) per annum, non-compounded. Interest will be computed on a three hundred sixty-five (365) day (or, where appropriate, three hundred sixty-six (366) day) basis and the actual number of days elapsed. By acceptance of this Replacement Note, Lender hereby acknowledges and agrees that this Replacement Note replaces and supersedes in its entirety the Strait Note (Balloon Payment), dated April 30, 1996, and such note shall be deemed canceled and of no further force and effect.

     The Maker reserves the right to prepay this Replacement Note in whole or in part at any time, without penalty provided, however, that with each such prepayment, Maker shall also pay the interest accrued on the principal amount being prepaid to the date of such prepayment.

     This Replacement Note is secured by a Pledge Agreement, dated April 30, 1996 (the "Pledge Agreement"), from the Maker to Lender, granting a security interest to Lender in a portion of the Maker's partnership interest in Lender. Reference is made to such document for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the acceleration of the maturity of the obligations hereunder upon the happening of certain events and the terms and conditions upon which this Replacement Note is secured. The holder of this Replacement Note is entitled to the benefits of the Pledge Agreement and may enforce the agreements of the Maker contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the terms thereof.

     The Maker, and any endorsers or guarantors hereof, jointly and severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Replacement Note, and expressly agree that this Replacement Note, or any payment hereunder, may be extended from time to time by the holder hereof without notice to or consent of the Maker or any endorser or guarantor hereof, and hereby consent to the acceptance by the holder hereof of further security or the release by the holder hereof of or change in any security for this Replacement Note without any need for any further consent by or notice to, and without in any way affecting the liability of, the Maker and any endorsers or guarantors hereof. No extension of time for the payment of this Replacement Note made by agreement by the holder hereof with any person now or hereafter liable for the payment of this Replacement Note shall affect the original liability under this Replacement Note of the Maker, even if the Maker is not a party to such agreement. The pleading of any statute of limitations as a defense to any demand against the Maker or any endorsers or guarantors hereof, is expressly waived by each and all of said parties to the full extent permitted by law.

     The Maker agrees to pay all collection expenses, court costs and reasonable attorneys' fees and disbursements (whether or not litigation is commenced) which may be incurred in connection with the collection or enforcement of this Replacement Note.

     This Replacement Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Maker has caused this Replacement Note to be executed as of the Effective Date.


                                 /s/ Michael J. Schall
                               -----------------------------
                                    Michael J. Schall

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is made as of April 30, 1996, by and between MICHAEL J. SCHALL, an individual ("Pledgor"), and ESSEX PORTFOLIO, L.P., a California limited partnership ("Secured Party").


                                    RECITALS
                                    --------

     A. Pledgor and Secured Party have entered into a Replacement Promissory Note dated April 30, 1996 (the "Note"), pursuant to which Secured Party has agreed to extend credit to Pledgor on the terms and subject to the conditions set forth therein.

     B. As additional security for the payment and performance of Pledgor's obligations to Secured Party under the Note, it is the intent of Pledgor to grant to Secured Party, and to create, a security interest in certain property of Pledgor, as hereinafter provided.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees as follows:

     1.  Grant of Assignment and Security Interest.  Pledgor hereby transfers,
         -----------------------------------------
assigns, pledges and confirms, and grants to Secured Party a security interest (the "Security Interest") in all of Pledgor's right, title and interest in and to the following pledged collateral, whether now owned or hereafter acquired (the "Pledged Collateral"):

         (a) the limited partnership interests in Essex Portfolio, L.P., a California limited partnership (formerly known as ESX Partners. L.P) (the "Partnership") owned by Pledgor as of the date hereof (the "Partnership Interests") that is equivalent to two thousand five hundred (2,500) shares of Essex Property Trust, Inc., any certificates or other instruments evidencing the Partnership Interests, all of Pledgor's right, title and interest in, to and under the Agreement of Limited Partnership dated March 15, 1994 (the "Partnership Agreement"), all of Pledgor's right to receive dividends, distributions, profits, cash, securities, instruments and other payments and property from time to time paid, payable or otherwise distributed in respect of or in exchange for all or any part of the Partnership Interests and all proceeds thereof; and

         (b) all partnership interests (general or limited) and securities issued by the Partnership, or any successor thereto, from time to time acquired by Pledgor in substitution of the foregoing, including, without limitation, all partnership interests or securities convertible into or exchangeable for such interests and all options, warrants and other rights to purchase such interests, all certificates and instruments evidencing such interests or securities, together with the interest coupons (if any) attached thereto, and all dividends, distributions, profits, cash, securities, instruments and other payments and property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of such interests or securities and all proceeds thereof.

As used herein, the term "proceeds" shall be construed in its broadest sense and shall include whatever is receivable or received when any of the Pledged Collateral, or any proceeds thereof, is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily, and shall include, without limitation, all rights to payment, including interest and premiums, with respect to any of the Pledged Collateral or any proceeds thereof.

     2.  Obligations.  The obligations secured by this Agreement (collectively,
         -----------
the "Obligations") shall consist of:

         (a) The prompt payment in full when due (whether at stated maturity, by acceleration, or otherwise) of all indebtedness of Pledgor evidenced by the Note and all amendments, extensions and renewals thereof;

         (b) payment of all sums advanced in accordance herewith by or on behalf of the Secured Party to protect the Pledged Collateral following an Event of Default (as defined in Section 13); and

         (c) payment of all sums that may become due and payable to or for the benefit of the Secured Party pursuant to the terms of this Agreement and the Note;

in each case, whether now existing or hereafter arising, voluntary or involuntary, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created, or incurred.

     3.  Voting Rights, Distributions.
         ----------------------------

         (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to (i) exercise any and all voting and other consensual rights pertaining to the Pledged Collateral belonging to Pledgor, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Note, and (ii) receive and retain any dividends, distributions, profits, cash and other payments and property from time to time paid, payable or otherwise distributed in respect of the Pledged Collateral, provided, however, that any and all (A) dividends, profits, and other payments
-----------------
and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends, profits and other payments and distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, and (C) cash paid, payable or otherwise distributed in redemption of or in exchange for any Pledged Collateral shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from other property or funds of Pledgor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements).

         (b) Upon the occurrence and continuance of any Event of Default and written notice from Secured Party to Pledgor, all rights of Pledgor to exercise voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 3(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights. Pledgor hereby irrevocably appoints the Secured Party as Pledgor's proxyholder with respect to the Partnership Interests and any other voting interests or other securities of Pledgor forming a part of the Pledged Collateral with full power and authority to vote such Partnership Interests and other voting interests or securities and to otherwise act with respect to such Partnership Interests or other voting interests or securities on behalf of Pledgor, provided that this proxy shall only be operative upon the occurrence of an Event of Default and only for so long as such default continues. This proxy shall be irrevocable for so long as any of the Obligations remains in existence. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights with respect to the Pledged Collateral which it is entitled to exercise pursuant to this Section 3(b).

         (c) Upon the occurrence and continuance of any Event of Default and written notice from Secured Party to Pledgor, all rights to receive any and all payments and other distributions with respect to the Pledged Collateral which Pledgor would otherwise be authorized to receive and retain pursuant to Section 3(a) (ii) shall cease and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold such payments as Pledged Collateral for application against any of the Obligations. All payments which are received by Pledgor contrary to the provisions of this
Section 3(c) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

     4.  Perfection of Security Interest.  Concurrently with the execution of
         -------------------------------
this Agreement, Pledgor shall execute and deliver to Secured Party Uniform Commercial Code financing statements covering the Pledged Collateral. Pledgor agrees that Secured Party may file such financing statements with any and all governmental authorities that Secured Party deems appropriate for the purpose of perfecting the Security Interest in the Pledged Collateral. In the event any such financing statement is for any reason not acceptable to a governmental authority to which it is submitted for filing, Pledgor shall execute and deliver to Secured Party promptly upon Secured Party's request another financing statement in the form required by the governmental authority. In addition, upon request by Secured Party, Pledgor, at its own expense, shall deliver to the Partnership an order, satisfactory in form and substance to Secured Party, requesting that the pledge of Pledgor's interest as a limited partner in the Partnership be registered on the books of the Partnership.

     5.  Further Assurances.  Pledgor agrees that at any time and from time to
         ------------------
time, at the expense of Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further actions, that Secured Party may reasonably request, in order to perfect and protect the Security Interest in the Pledged Collateral granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     6.  Delivery of Pledged Collateral; Issuance of Additional Interests.
         ----------------------------------------------------------------

         (a) All certificates, instruments or documents, if any, representing or evidencing the Partnership Interests shall be delivered to Secured Party on the date hereof, and shall be held by Secured Party pursuant hereto at all times hereafter, and all certificates, instruments or documents representing or evidencing interests or securities in or issued by the Partnership and acquired by Pledgor after the date hereof and constituting collateral hereunder shall be delivered to Secured Party immediately upon, and held by Secured Party at all times after the acquisition thereof by Pledgor. All such certificates, instruments or documents, if any, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

         (b) Pledgor agrees that it shall take all actions available to Pledgor to cause the Partnership and, in the event of a merger or consolidation of the Partnership with any other entity, such other entity, not to issue any interests or other securities whether in addition to, by dividend or other distribution upon, or in substitution or exchange for, the Partnership Interests or otherwise, except for such interests or other securities issued to Pledgor in which Secured Party has a valid and perfected first-priority security interest free and clear of all other liens and encumbrances.

     7.  Secured Party Appointed Attorney in Fact, No Assumption.
         -------------------------------------------------------

         (a) Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing such instruments which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the Security Interests granted hereunder and, following any Event of Default, to exercise its rights, remedies, powers and privileges under this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due or to become due under or in respect of all or any part of the Pledged Collateral, (ii) to receive, endorse and collect all instruments made payable to Pledgor representing payment of dividends, profits or any other distribution in respect of all or any part of the Pledged Collateral, (iii) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise enforce the rights of Secured Party with respect to any of the Pledged Collateral, and (iv) to execute, in connection with any sale or disposition of the Pledged Collateral under Section 13, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Pledged Collateral.

         (b) Anything to the contrary notwithstanding, Pledgor shall remain liable under the Partnership Agreement to the extent set forth therein and shall perform all of its duties and obligations under such Partnership Agreement to the same extent as if this Agreement had not been executed. Secured Party shall not have any obligation or liability under the Partnership Agreement by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     8.  Dispositions and Release of Pledged Collateral.  Pledgor covenants
         ----------------------------------------------
that it shall not enter into or perform any agreement to sell, assign, lease, transfer or otherwise dispose of all or any part of the Pledged Collateral without the prior written consent of Secured Party, unless the Security Interest in such Pledged Collateral shall have been released prior to the time such agreement is entered into.

     9.  Ratable Release of Security Interest.  The Security Interest in the
         ------------------------------------
Pledged Collateral shall automatically be released upon and concurrent with any repayment of the principal balance of the Note in proportion to the percentage repayment of the principal balance of the Note (e.g., if the original principal balance is $100 and a principal repayment of $25 is made, 25% of the Pledged Collateral shall be released from the Security Interest; if an additional $15 principal repayment is made, 20% of the remaining Pledged Collateral shall be released (i.e., 15% of the original Pledged Collateral) such that the Security Interest would remain in effect with respect to 60% of the original Pledged Collateral). Secured Party shall execute, acknowledge and deliver to Pledgor such instruments as may be reasonably requested by Pledgor to evidence the release of the Security Interest pursuant to this Section 9.

     10.  Termination of Security Interest.  The Security Interest shall
          --------------------------------
terminate upon payment and performance in full of the Obligations. Promptly following such payment and performance in full, Secured Party shall execute, acknowledge and deliver to Pledgor such instruments of discharge and release of the Security Interest as may be reasonably requested by Pledgor.

     11.  Representations and Warranties.  Pledgor hereby represents and
          ------------------------------
warrants to Secured Party, as of the date hereof and, where relevant, until the Obligations are paid in full, that:

          (a) Pledgor has full power and authority to enter into and perform this Agreement and the Note;

          (b) all authorizations, consents, approvals, registrations, exemptions, permits and licenses with or from governmental authorities which are necessary for the execution and delivery by Pledgor of this Agreement and the Note, and the performance by it of its obligations hereunder and thereunder as already obtained have been effected or obtained and are in full force and effect, are final and are not subject to any pending or threatened judicial or administrative proceeding.

          (c) this Agreement and the Note constitute the valid and legally binding obligation of Pledgor, enforceable in accordance with their respective terms; and

          (d) Pledgor is the legal and beneficial owner of the Pledged Collateral and no other person has any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Pledged Collateral, except as disclosed in writing to Secured Party prior to the date hereof.

     12.  Covenants of Pledgor.  From the date hereof until the Obligations are
          --------------------
paid in full, Pledgor covenants and agrees that:

          (a) it shall do all acts that may reasonably be necessary to maintain, preserve and protect the Pledged Collateral and Secured Party's Security Interest therein;

          (b) it shall not create, incur, assume or suffer to exist any further assignment, encumbrance, or lien upon the Pledged Collateral without the prior written consent of Secured Party;

          (c) it shall not assign any of its rights or obligations hereunder or under the Note without the prior written consent of Secured Party; and

          (d) it shall appear in and defend any action or proceeding that may affect its title to or Secured Party's interest in the Pledged Collateral.

     13.  Default and Remedies.  An Event of Default shall be deemed to have
          --------------------
occurred hereunder upon the occurrence of any of the following:

          (a) Pledgor shall default in the payment of principal or interest on the Note when due and shall remain in default for fifteen (15) days after receipt of notice of such default from Secured Party;

          (b) Any of the representations or warranties made by Pledgor herein shall be false or misleading in any material respect at the time made; or

          (c) Pledgor shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of this Agreement or the Note and such failure shall continue unremedied for a period of thirty (30) days after receipt of notice of such failure, provided, that such failure shall not
                                         --------
be deemed an Event of Default if such failure cannot reasonably be cured within such thirty (30) day period, Pledgor promptly institutes and diligently pursues actions to cure such failure and Pledgor cures such failure within such period reasonably necessary; or

          (d) Pledgor shall admit in writing its inability to pay its debts as they mature; or make an assignment for the benefit of creditors, or apply for or consent to the appointment of or taking possession by a trustee, liquidator, assignee, custodian, sequestrator or receiver (or similar official) for it or for a substantial part of its property; or

          (e) A trustee, liquidator, assignee, custodian, sequestrator or receiver (or similar official) shall be appointed for Pledgor or for a substantial part of its property without its

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consent and shall not be discharged within one hundred twenty (120) days after such appointment; or

          (f) A bankruptcy, reorganization, insolvency, or liquidation case or other case for relief under any bankruptcy law or any law for the relief of debtors shall be commenced by or against Pledgor and, if instituted against Pledgor, shall not be dismissed within one hundred twenty (120) days after such institution.

Upon the occurrence of any such Event of Default, the outstanding principal balance on the Note, together with all accrued interest thereon shall, at the option of Secured Party (or, in the case of an Event of Default under clauses
(d), (e) and (f), automatically) become immediately due and payable. Upon the occurrence of such Event of Default and acceleration by Secured Party of the Obligations secured hereby, Secured Party may, at its option, and without notice to or demand upon Pledgor and in addition to all rights and remedies available to Secured Party provided for herein or under the Note or otherwise available to it, exercise in respect of the Pledged Collateral, all rights and remedies of a secured party after default under the Uniform Commercial Code as in effect in any relevant jurisdiction at that time, including, without limitation, the right to reduce Secured Party's claim to a judgment, to foreclose upon the Pledged Collateral or any portion thereof at public or private sale, and otherwise to enforce Secured Party's Security Interest in any manner permitted by law.

     14.  Application of Proceeds.  The proceeds of any sale of the Pledged
          -----------------------
Collateral shall be applied as follows:

          (a) To the payment of the reasonable costs and expenses (including legal fees and expenses) incurred by Secured Party in connection with the exercise of its rights or remedies, including costs and expenses incurred in retaking, holding and preparing for the sale and the selling of the Pledged Collateral and the discharge of all assessments, encumbrances, charges or liens, if any, on the Pledged Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

          (b) To the payment of all or any part of the Obligations (including principal and interest under the Note); and

          (c) The surplus, if any, shall be paid to such persons as are lawfully entitled to receive the same or shall be paid to whomsoever a court of competent jurisdiction may direct.

     15.  Cumulative Rights.  The rights, powers and remedies of Secured Party
          -----------------
under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Note or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Pledged Collateral.

     16.  Waiver.  Any forbearance or failure to delay by Secured Party in
          ------
exercising any right, power or remedy hereunder or under the Note shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party hereunder or under the Note shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Pledgor waives any right to require Secured Party to proceed against any person or to exhaust any Pledged Collateral or to pursue any remedy in Secured Party's power.

     17.  Binding Upon Successors.  All rights of Secured Party under this
          -----------------------
Agreement shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind its heirs, executors, administrators, permitted successors and assigns.

     18.  Entire Agreement; Severability.  This Agreement contains the entire
          ------------------------------
security agreement between Secured Party and Pledgor. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     19.  References.  The singular includes the plural. If more than one
          ----------
executes this Agreement, the term Pledgor shall be deemed to refer to each of the undersigned as well as to all of them, and their obligations and agreements hereunder shall be joint and several.

     20.  Choice of Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

     21.  Notice.  Any notice, consent or other communication provided for in
          ------
this Agreement shall be in writing and shall be delivered, telecopied or sent by courier service or registered U.S. mail, with postage prepaid, to the following addresses:

          Secured Party:  Essex Portfolio, L.P.
                          777 California Avenue
                          Palo Alto, CA 94304

                Pledgor:  Michael J. Schall
                          c/o Essex Property Trust, Inc.
                          777 California Avenue
                          Palo Alto, CA 94304

Any such notice, consent or other communication shall be deemed to have been duly given when delivered in person or by courier service, upon receipt of telecopy or 4 business days after

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deposit in registered U.S. mail, with postage prepaid and properly addressed.
Such addresses may be changed by written notice given as provided herein.

IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date first written above.

                                     PLEDGOR:    /s/ Michael J. Schall
                                             --------------------------------
                                                     Michael J. Schall


                               SECURED PARTY: Essex Portfolio, L.P.,
                                              a California limited partnership


                                              By:  ESSEX PROPERTY TRUST, INC.,
                                                   a Maryland corporation
                                              Its: General Partner



                                              By:   /s/ Keith R. Guericke
                                                 -----------------------------
                                                        Keith R. Guericke
                                                 Its:  Chief Executive Officer